Filed under Rule 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

Dividend Value Fund

(the “Fund”)

Supplement dated September 25, 2019, to the Fund’s Summary Prospectus and Prospectus

dated October 1, 2018, as supplemented and amended to date

At an in-person meeting held on August 5-6, 2019, the Board of Directors (the “Board”) of VALIC Company I (“VC I”) approved amendments to the Investment Sub-Advisory Agreements (each, a “Subadvisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and each of BlackRock Investment Management, LLC and SunAmerica Asset Management, LLC with respect to the Fund. Each amendment reduces the fees payable by VALIC under the applicable Subadvisory Agreement.

At the meeting, the Board also approved an Advisory Fee Waiver Agreement (the “Fee Waiver Agreement”) with respect to the Fund. Pursuant to the Fee Waiver Agreement, VALIC is contractually obligated to waive a portion of its advisory fee with respect to the Fund so that the advisory fee rate payable by the Fund to VALIC under the Investment Advisory Agreement with VC I (the “Advisory Agreement”) is 0.64% on the first $250 million, 0.61% on the next $250 million, 0.56% on the next $500 million and 0.51% above $1 billion. This Fee Waiver Agreement will become effective on October 1, 2019, and will continue in effect through September 30, 2020. In addition, the Fee Waiver Agreement will automatically terminate upon the termination of the Investment Advisory Agreement. VALIC may not recoup any advisory fees waived with respect to the Fund pursuant to the Fee Waiver Agreement.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.